NVEST STAR SMALL CAP FUND

                         Supplement dated July 1, 2000 to Nvest Star Funds Prospectuses Classes A, B and C and Class Y
                             each dated May 1, 2000

Clyde S. McGregor, C.F.A., has become co-portfolio manager of the Harris Associates segment of Nvest Star Small Cap Fund, joining James P. Benson, who has managed the segment since November 1999. Mr. McGregor, who has replaced Steven J. Reid, joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment approach of the Harris Associates segment of the Fund remains the same.

                                                                      SP109-0700